UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Recreation Park Drive, Unit 108

Hingham, Massachusetts 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement

On December 27, 2019, Microbot Medical Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited institutional investors (the “Purchasers”) providing for the issuance and sale by the Company to the Purchasers of an aggregate of 952,383 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price per share of $10.50 (the “Offering”). The gross proceeds to the Company will be approximately $10 million. The closing of the Offering is expected to occur on or about December 30, 2019.

The net proceeds of the Offering to the Company are estimated to be approximately $8.99 million, after deducting placement agent fees and other estimated offering expenses. The Company intends to use the net proceeds from this Offering for the continuous development and regulatory activities for its SCS device for the treatment of hydrocephalus and NPH; continue the development of its LIBERTY robotic system, including its expansion through addition of complementary assets to it either through internal development, in-license or acquisitions; expand and develop additional applications deriving from its existing IP portfolio, either through internal development, in-license or acquisition; and for working capital and other general corporate purposes.

As previously disclosed, on December 24, 2019, the Company entered into an engagement letter (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to serve as the exclusive placement agent for the issuance and sale of securities of the Company pursuant to the Purchase Agreement. As compensation for such placement agent services, the Company has agreed to pay Wainwright an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the sale of the Shares, plus a management fee equal to 1.0% of the gross proceeds, non-accountable expenses of $125,000 for this Offering, and $10,000 for clearing expenses. The Company has also agreed to issue to Wainwright or its designees warrants to purchase up to 5.0% of the aggregate number of Shares sold under the Purchase Agreement (the “Wainwright Warrants”), or up to 47,619 shares of Common Stock. The Wainwright Warrants have a term of three and one-half (3.5) years, are not exercisable for a period of six months following the issuance, and have an exercise price of $13.125 per share (equal to 125% of the Offering price per share). The Engagement Letter also includes indemnification obligations of the Company and other provisions customary for transactions of this nature.

The Shares (but not the Wainwright Warrants, or the shares of Common Stock issuable upon the exercise of the Wainwright Warrants (the “Wainwright Warrant Shares”)) were offered and sold by the Company through a shelf registration statement on Form S-3 (File No.: 333-217076), which was initially filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2017 and declared effective by the SEC on April 14, 2017 and a prospectus supplement relating to the Offering dated December 27, 2019 filed with the SEC.

The Wainwright Warrants and the Wainwright Warrant Shares are being offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and similar exemptions under applicable state laws in reliance on the following facts: no general solicitation was used in the offer or sale of such securities; the recipients of the securities had adequate access to information about the Company, through pre-existing relationships or otherwise; and such securities were issued as restricted securities with restricted legends referring to the Securities Act. No such securities may be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

The foregoing descriptions of the Wainwright Warrants, the Purchase Agreement and the Engagement Letter do not purport to be complete and are qualified in their entirety by reference to the copy of each of the Form of Wainwright Warrants, Form of Purchase Agreement and the Engagement Letter, which are attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, and which are incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02. Unregistered Sales of Equity Securities

The information under Item 1.01 of this Current Report on Form 8-K regarding the Wainwright Warrants and the Wainwright Warrant Shares is incorporated herein by reference.

Item 8.01. Other Events.

On December 27, 2019, the Company issued a press release announcing the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Wainwright Warrants
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Form of Securities Purchase Agreement, dated as of December 27, 2019, by and among Microbot Medical Inc., and the Purchasers
10.2	Engagement Letter, dated as of December 24, 2019, by and between Microbot Medical Inc. and H.C. Wainwright & Co., LLC (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K (File No. 000-19871) filed on December 27, 2019)
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1)
99.1	Press Release dated December 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

/s/ Harel Gadot
Harel Gadot
Chairman, President and Chief Executive Officer

Date: December 30, 2019